UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

OncoSec Medical Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

Facebook:

1.

Watch OncoSec’s CEO, Dan O’Connor, discuss our proposed strategic partnership with CGP and Sirtex and why this collaboration will create significant shareholder value. In his video to shareholders, https://advancingoncosec.com/, Dan explains how the deal provides OncoSec with the necessary capital to complete its clinical studies.

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving the Company, Grand Decade Developments Limited, a direct, wholly-owned subsidiary of China Grand Pharmaceutical and Healthcare Holdings Limited, and Sirtex Medical US Holdings, Inc. The Company plans to hold a special meeting of stockholders (the “Special Meeting”) in connection with the proposed transaction. The Company has filed and mailed to stockholders a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Special Meeting. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE) BECAUSE IT CONTAINS IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement and accompanying WHITE proxy card, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or from the Investor Relations section of the Company’s website (www.oncosec.com) after such materials are electronically filed with, or furnished to, the SEC.

Forward-Looking Statements

This communication, as well as other information provided from time to time by the Company or its employees, may contain forward-looking statements that involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Forward-looking statements provide the Company’s current beliefs, expectations and intentions regarding future events and involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will” and “would” and similar expressions (including the negative of these terms). Although we believe that expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company intends these forward-looking statements to speak only at the time they are published on or as otherwise specified, and does not undertake to update or revise these statements as more information becomes available, except as required under federal securities laws and the rules and regulations of the SEC. Please refer to the risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2019 and subsequent periodic and current reports filed with the SEC (each of which can be found at the SEC’s website www.sec.gov), as well as other factors described from time to time in the Company’s filings with the SEC.

2.	Do you have questions about OncoSec’s proposed partnership with CGP and Sirtex? If so, watch this video with OncoSec’s CEO, Dan O’Connor, as he discusses the strategic benefits of this transaction. Watch the full video here: https://advancingoncosec.com/.

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving the Company, Grand Decade Developments Limited, a direct, wholly-owned subsidiary of China Grand Pharmaceutical and Healthcare Holdings Limited, and Sirtex Medical US Holdings, Inc. The Company plans to hold a special meeting of stockholders (the “Special Meeting”) in connection with the proposed transaction. The Company has filed and mailing to stockholders a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Special Meeting. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE) BECAUSE IT CONTAINS IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement and accompanying WHITE proxy card, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or from the Investor Relations section of the Company’s website (www.oncosec.com) after such materials are electronically filed with, or furnished to, the SEC.

Forward-Looking Statements

This statement, as well as other information provided from time to time by the Company or its employees, may contain forward-looking statements that involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Forward-looking statements provide the Company’s current beliefs, expectations and intentions regarding future events and involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will” and “would” and similar expressions (including the negative of these terms). Although we believe that expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company intends these forward-looking statements to speak only at the time they are published on or as otherwise specified, and does not undertake to update or revise these statements as more information becomes available, except as required under federal securities laws and the rules and regulations of the SEC. Please refer to the risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2019 and subsequent periodic and current reports filed with the SEC (each of which can be found at the SEC’s website www.sec.gov), as well as other factors described from time to time in the Company’s filings with the SEC.

*****

LinkedIn:

1.

Watch OncoSec’s CEO, Dan O’Connor, discuss our proposed strategic partnership with CGP and Sirtex. Dan dives into how the collaboration allows us to raise necessary capital to complete clinical studies and provides certainty to our shareholders. Watch the video to learn more about this exciting collaboration: https://lnkd.in/gZYYKNM. Legend: https://lnkd.in/g3Z6jib.

[Legends Linked in Original Are Excerpted at the End of this DEFA14A Filing]

2.	Watch our CEO, Dan O’Connor, discuss how the proposed strategic partnership with CGP and Sirtex provides an important investment at a premium to OncoSec’s current market price. Learn more about this significant transaction and watch the full video here: https://lnkd.in/gZYYKNM . Legend: https://lnkd.in/g3Z6jib.

[Legends Linked in Original Are Excerpted at the End of this DEFA14A Filing]

*****

Twitter:

1.	Attention $ONCS shareholders: Watch Dan O’Connor discuss the benefits of OncoSec’s proposed strategic partnership with CGP and Sirtex. Learn more about this exciting collaboration and watch the full video here: https://advancingoncosec.com/. Legend: https://bit.ly/33VdB0o.

[Legends Linked in Original Are Excerpted at the End of this DEFA14A Filing]

2.	$ONCS shareholders: OncoSec released a video featuring Dan O’Connor discussing the Company’s proposed strategic partnership with CGP and Sirtex. Watch the video to learn more about this exciting collaboration: https://advancingoncosec.com/. Legend: https://bit.ly/33VdB0o.

[Legends Linked in Original Are Excerpted at the End of this DEFA14A Filing]

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving the Company, Grand Decade Developments Limited, a direct, wholly-owned subsidiary of China Grand Pharmaceutical and Healthcare Holdings Limited, and Sirtex Medical US Holdings, Inc. The Company plans to hold a special meeting of stockholders (the “Special Meeting”) in connection with the proposed transaction. The Company has filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Special Meeting. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER DOCUMENTS FILED WITH THE SEC) BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement and accompanying WHITE proxy card, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or from the Investor Relations section of the Company’s website (www.oncosec.com) after such materials are electronically filed with, or furnished to, the SEC.

Forward-Looking Statements

This communication, as well as other information provided from time to time by the Company or its employees, may contain forward-looking statements that involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Forward-looking statements provide the Company’s current beliefs, expectations and intentions regarding future events and involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will” and “would” and similar expressions (including the negative of these terms). Although we believe that expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company intends these forward-looking statements to speak only at the time they are published on or as otherwise specified, and does not undertake to update or revise these statements as more information becomes available, except as required under federal securities laws and the rules and regulations of the SEC. Please refer to the risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2019 and subsequent periodic and current reports filed with the SEC (each of which can be found at the SEC’s website www.sec.gov), as well as other factors described from time to time in the Company’s filings with the SEC.